UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-08227

DWS Investors Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

AUGUST 31, 2007

Annual Report
to Shareholders

DWS Japan Equity Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Report of Independent Registered Public Accounting Firm

Click here Tax Information

Click here Directors and Officers

Click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund focuses its investments in a certain geographical region, thereby increasing its vulnerability to developments in that region. This fund is subject to stock market risk. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2007

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 are 1.54%, 2.31% and 2.24% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B prior to its inception on August 10, 1998 and for Class C prior to its inception on May 31, 2000 are derived from historical performance of Class A shares of DWS Japan Equity Fund with an inception date of October 20, 1997 and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any differences will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/07
DWS Japan Equity Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	2.66%	14.56%	13.66%	8.48%
Class B	1.82%	13.68%	12.81%	7.51%
Class C	1.89%	13.71%	12.85%	7.68%
TOPIX Index+	.71%	11.72%	13.06%	3.75%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on October 20, 1997. Index returns began on October 31, 1997.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/07	$ 14.86	$ 14.62	$ 14.63
8/31/06	$ 17.18	$ 17.07	$ 17.07
Distribution Information: Twelve Months as of 8/31/07: Capital Gain Distributions	$ 2.78	$ 2.78	$ 2.78
Class A Lipper Rankings — Japanese Funds Category as of 8/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	14	of	53	26
3-Year	5	of	41	12
5-Year	8	of	37	22

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Japan Equity Fund — Class A [] TOPIX Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/07
DWS Japan Equity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$9,675	$14,171	$17,881	$21,034
	Average annual total return	-3.25%	12.32%	12.33%	7.83%
Class B	Growth of $10,000	$9,925	$14,491	$18,173	$20,442
	Average annual total return	-.75%	13.16%	12.69%	7.51%
Class C	Growth of $10,000	$10,189	$14,702	$18,303	$20,755
	Average annual total return	1.89%	13.71%	12.85%	7.68%
TOPIX Index+	Growth of $10,000	$10,071	$13,945	$18,471	$14,365
	Average annual total return	.71%	11.72%	13.06%	3.75%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 20, 1997. Index returns began on October 31, 1997.
+ The Tokyo Stock Price Index ("TOPIX") is an unmanaged, capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 is 1.31% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expenses related disclosure for the period ended August 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 8/31/07
DWS Japan Equity Fund	1-Year	3-Year	5-Year	Life of Class*
Class S	2.85%	14.83%	13.92%	12.06%
TOPIX Index+	.71%	11.72%	13.06%	12.51%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Class commenced operations on July 15, 2002. Index returns began on July 31, 2002.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/07	$ 14.92
8/31/06	$ 17.22
Distribution Information: Twelve Months as of 8/31/07: Capital Gains Distributions	$ 2.78
Class S Lipper Rankings — Japanese Funds Category as of 8/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	10	of	53	19
3-Year	4	of	41	10
5-Year	6	of	37	16

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Japan Equity Fund — Class S [] TOPIX Index+

Yearly periods ended August 31
Comparative Results as of 8/31/07
DWS Japan Equity Fund		1-Year	3-Year	5-Year	Life of Class*
Class S	Growth of $10,000	$10,285	$15,140	$19,189	$17,928
	Average annual total return	2.85%	14.83%	13.92%	12.06%
TOPIX Index+	Growth of $10,000	$10,071	$13,945	$18,471	$18,208
	Average annual total return	.71%	11.72%	13.06%	12.51%

The growth of $10,000 is cumulative.

* The Class commenced operations on July 15, 2002. Index returns began July 31, 2002.
+ The Tokyo Stock Price Index ("TOPIX") is an unmanaged, capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2007 to August 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/07	$ 956.20	$ 952.40	$ 953.10	$ 957.10
Expenses Paid per $1,000*	$ 7.54	$ 11.42	$ 11.08	$ 7.00
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/07	$ 1,017.49	$ 1,013.51	$ 1,013.86	$ 1,018.05
Expenses Paid per $1,000*	$ 7.78	$ 11.77	$ 11.42	$ 7.22
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Japan Equity Fund	1.53%	2.32%	2.25%	1.42%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Japan Equity Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Japan Equity Fund. DIMA or Deutsche Asset Management (Japan) Limited ("DeAMJ"), the fund's subadvisor, makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA and DeAMJ are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Kenji Chihara

Director of Deutsche Asset Management (Japan) Limited and Portfolio Manager of the fund.

Joined Deutsche Trust Bank in 1997 and transferred to Deutsche Asset Management (Japan) Limited in October 2005.

Joined the fund in 2005.

Formerly Chief Investment Officer of Deutsche Trust Bank.

Over 20 years of investment industry experience.

Previously served as Japanese Equity Fund Manager at Okasan Investment Management for five years and in various positions at Okasan Securities for five years prior to joining Deutsche Asset Management.

BA, Kyushu University, Chartered Member of the Security Analysts Association of Japan.

In the following interview, Portfolio Manager Kenji Chihara discusses DWS Japan Equity Fund's strategy and the market environment during the 12-month period ended August 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did Japan's economy and stock market perform during the annual reporting period?

A: Japanese equities performed poorly during the past year. The TOPIX index — the fund's benchmark — returned -1.60% in local currency terms, making it one of the worst-performing major markets in the world.1 The return for US investors was slightly better due to the appreciation of the yen relative to the US dollar. At the beginning of the period, 117.29 yen were required to purchase one US dollar; by the end of the period, this number had fallen to 115.92 — signifying strength in the currency. As a result, the return of the TOPIX in US dollar terms increased to 0.71%.2 This compares unfavorably with the 16.97% US dollar return of the MSCI World Index.3

1 The Tokyo Stock Price Index ("TOPIX") is an unmanaged, capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 Since mutual funds generally purchase stock in local currencies, the appreciation of those currencies versus the dollar raises the value of the equity investment.
3 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Japanese equities showed resilience during the first half of the period. While Japan trailed its developed market peers by a narrow margin, it nonetheless produced a positive gain on the strength of optimism regarding the country's economy and the supportive global market backdrop. After touching its high for the year in late February, the market subsequently sold off in early March — in tandem with stock prices worldwide — when sentiment was briefly pressured by concerns about the US housing market and a sharp one-day decline of over 8% in Chinese equities. The world markets quickly recovered from this downturn, and most went on to hit new highs by mid-summer. Japanese equities failed to participate in this recovery, however, as the market traded sideways throughout the summer. The period closed on a down note, with concerns about the problems in the US subprime mortgage sector weighing heavily on global market performance during August.

The primary reason for Japan's poor relative market performance during the second half of the period was the concern that its economy had ground to a standstill. Some key numbers released during the summer paint a picture of stagnation: July industrial production declined by -0.4% month-over-month, while June new machinery orders fell 10.4% versus the same period one year ago. On the employment side, the July unemployment rate was 3.6%, 0.1% lower than the previous month. Household consumption also appeared to stall, with June consumer expenditures coming in marginally negative at -0.1% year-over-year — the first time in seven months this number fell into the red. Similarly, department store sales declined 4.3% in July compared with July 2006. This shaky economic backdrop was reflected in a conservative tone in the earnings outlooks offered by Japanese corporations, further raising concerns among investors. Coming at a time when the markets are attempting to weigh the impact of the US housing market problems on both the US economy and the rest of the world, these issues resulted in underperformance for Japanese equities.

Q: How did the fund perform during the period?

A: For the 12-month period ended August 31, 2007, the fund's Class A shares rose 2.66%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and for more complete performance information.)

The fund outperformed the -1.15 average return of the 53 funds in its Lipper peer group, Japanese Funds, and finished in the top 26% of the category for the one-year period.4 The fund has also outperformed its Lipper peers over the three- and five-year intervals, and has finished in the top 12% and 22%, respectively, during these periods. (Rankings are for Class A shares. Please see page 5 for complete file rankings information.) We are pleased that the fund has outperformed at a challenging time for the Japanese market, which, in our view, helps underscore the effectiveness of our disciplined, research-driven approach to individual stock selection.

4 The Lipper Japanese Funds category consists of funds that concentrate their investments in equity securities with primary trading markets or operations in Japan. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What were the key factors behind the fund's outperformance?

A: Sector allocation contributed positively to the relative performance, whereas stock selection detracted. With respect to sector allocation, we added value through an overweight position in iron/steel, which outperformed, and an underweight position in banks, which lagged.5

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In terms of stock selection, positive contributions came from overweight positions in Mitsui & Co., Ltd. (wholesale trade), JFE Holdings, Inc. (iron/steel) and Komatsu Ltd. (machinery). Mitsui is experiencing strong earnings growth thanks to the price appreciation of oil and other commodities. JFE Holdings, one of the largest iron/steel manufacturers in Japan, also has been supported by a good earnings outlook as well as investors' anticipation of merger and acquisition activity in the global iron industry. On the negative side, having no position in Nintendo and holding an overweight in the real estate services company Kenedix, Inc. adversely affected performance.

Q: What notable changes have you made to the portfolio?

A: During the period, we established an overweight position in the chemicals, machinery, and iron/steel sectors, based on our positive earnings outlooks and attractive valuations for many companies in these industries. The fund's largest underweights were in the electric power/gas and food sectors.

Major purchases during the period include ORIX Corp. (finance), Mitsui O.S.K. Lines, Ltd. (marine transport), Shin-Etsu Chemical Co., Ltd., Shinko Electric Industries Co., Ltd. (electric appliances), and Tokyo Electron Ltd. (also electric appliances). Major sales include Nippon Shokubai (chemicals), Sharp (electric appliances), Aishin Seiki (transportation equipment) and Obayashi Corp (construction).

Q: What factors do you see affecting Japan's market through the remainder of this year?

A: One element of the recent weakness in the Japanese equity market is the concern about the sub-prime problems in the United States. However, we believe this issue has only a limited direct impact on the Japanese equity market. Our field research has convinced us that no Japanese financial institutions have direct exposure to either the US subprime loan market or the related financial products whose prices plummeted during the late summer. While a possible US economic slowdown may hurt corporate Japan, we believe this can be offset by healthy economic growth in other regions such as Europe or the emerging markets.

Turning to valuations, Japan's current level is in the lower end of its historical range, and it is also low relative to the other major global markets. In the short term, the Japanese equity market may continue to suffer from investors' risk aversion and the resulting volatility across all global markets. Still, given the current attractive valuation levels in Japan, we view further weakness as a potentially outstanding opportunity to add to the fund's positions in our favored companies.

In managing the fund, we continue to focus on risk management by controlling the portfolio's exposure (relative to the benchmark) to external factors such as currencies, interest rates and oil prices. Based on our view of valuations and individual company fundamentals, we intend to maintain an overweight in the chemicals, machinery, and iron/steel sectors. As always, we continue to focus on business fundamentals and valuation as the guiding principles of our investment process.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	8/31/07	8/31/06

Common Stocks	100%	99%
Cash Equivalents	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	8/31/07	8/31/06

Financials	22%	20%
Industrials	20%	19%
Materials	20%	19%
Information Technology	16%	12%
Consumer Discretionary	15%	22%
Telecommunication Services	2%	3%
Health Care	2%	2%
Energy	2%	2%
Consumer Staples	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2007 (26.0% of Net Assets)
1. Mizuho Financial Group, Inc. Provider of financial services	3.7%
2. Toyota Motor Corp. Manufacturer of diversified automotive products	3.4%
3. Sumitomo Mitsui Financial Group, Inc. A holding company that provides commercial banking and other financial services	3.1%
4. Komatsu Ltd. Manufacturer of construction machinery	2.8%
5. Canon, Inc. Producer of visual image and information equipment	2.5%
6. KDDI Corp. Provider of long distance telephone and cellular services	2.3%
7. Dowa Holdings Co., Ltd. Produces, mines, refines and smelts various metal-related products	2.2%
8. Mitsubishi UFJ Financial Group, Inc. Provider of a variety of financial and investment services	2.1%
9. Denso Corp. Manufactures electronic parts for automobiles	2.0%
10. Matsuda Sangyo Co., Ltd. Wholesales precious metals and electronic materials	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2007

	Shares	Value ($)

Common Stocks 100.0%
Consumer Discretionary 15.2%
Auto Components 2.0%
Denso Corp.	113,700	3,993,491
Automobiles 6.6%
Honda Motor Co., Ltd.	49,200	1,622,913
Isuzu Motors Ltd.	435,000	2,372,129
Suzuki Motor Corp.	96,000	2,598,432
Toyota Motor Corp.	117,300	6,804,451
		13,397,925
Household Durables 1.2%
Makita Corp.	63,100	2,452,052
Leisure Equipment & Products 1.2%
Nikon Corp.	76,000	2,381,479
Media 1.4%
Daiichikosho Co., Ltd.	250,400	2,828,783
Specialty Retail 2.8%
Alpen Co., Ltd.	90,200	1,371,598
NAFCO Co., Ltd.	76,200	1,779,871
Nitori Co., Ltd.	29,800	1,551,958
Shimamura Co., Ltd.	10,600	984,678
		5,688,105
Consumer Staples 1.3%
Personal Products
Kobayashi Pharmaceutical Co., Ltd.	77,000	2,588,295
Energy 1.9%
Oil, Gas & Consumable Fuels
Nippon Mining Holdings, Inc.	416,500	3,793,292
Financials 21.3%
Capital Markets 3.1%
Nomura Holdings, Inc.	136,100	2,409,183
SBI Holdings, Inc.	14,545	3,901,217
		6,310,400
Commercial Banks 10.3%
Fukuoka Financial Group, Inc.*	476,000	2,746,601
Mitsubishi UFJ Financial Group, Inc.	452	4,346,046
Mizuho Financial Group, Inc.	1,201	7,559,657
Sumitomo Mitsui Financial Group, Inc.	784	6,206,698
		20,859,002
Consumer Finance 1.7%
ORIX Corp.	16,400	3,519,120
Insurance 2.6%
Millea Holdings, Inc.	68,500	2,650,646
T&D Holdings, Inc.	44,300	2,579,066
		5,229,712
Real Estate Management & Development 3.6%
Kenedix, Inc.	1,727	2,536,045
Mitsubishi Estate Co., Ltd.	112,000	3,004,145
Mitsui Fudosan Co., Ltd.	70,000	1,835,461
		7,375,651
Health Care 2.2%
Pharmaceuticals
Astellas Pharma, Inc.	23,500	1,091,546
Sawai Pharmaceutical Co., Ltd.	37,600	1,463,375
Tsumura & Co.	119,000	1,940,346
		4,495,267
Industrials 20.3%
Building Products 1.3%
Asahi Glass Co., Ltd.	205,000	2,569,283
Commercial Services & Supplies 1.9%
Matsuda Sangyo Co., Ltd.	149,820	3,934,158
Construction & Engineering 1.0%
COMSYS Holdings Corp.	188,000	2,107,778
Electrical Equipment 1.0%
Fujikura Ltd.	159,000	947,276
Mitsubishi Electric Corp.	90,000	1,068,626
		2,015,902
Machinery 7.8%
Hitachi Zosen Corp.*	1,405,500	2,325,212
Komatsu Ltd.	182,600	5,644,964
Kurita Water Industries Ltd.	66,200	2,017,277
Sumitomo Heavy Industries Ltd.	273,000	3,092,947
Tadano Ltd.	213,000	2,737,580
		15,817,980
Marine 1.9%
Mitsui O.S.K. Lines Ltd.	254,000	3,786,714
Road & Rail 0.7%
Hamakyorex Co., Ltd.	62,900	1,331,038
Trading Companies & Distributors 4.7%
Mitsubishi Corp.	109,900	3,135,973
Mitsui & Co., Ltd.	154,000	3,249,403
Sumitomo Corp.	181,500	3,179,317
		9,564,693
Information Technology 16.0%
Electronic Equipment & Instruments 5.6%
Casio Computer Co., Ltd.	117,200	1,787,759
Dainippon Screen Manufacturing Co., Ltd.	273,000	1,919,097
Iriso Electronics Co., Ltd.	80,800	1,958,028
Nidec Corp.	30,700	2,158,183
Ohara, Inc.	85,300	1,486,560
TDK Corp.	24,700	2,110,705
		11,420,332
IT Services 1.3%
Nomura Research Institute Ltd.	11,600	391,082
Otsuka Corp.	22,900	2,312,133
		2,703,215
Office Electronics 2.9%
Canon, Inc.	88,000	5,034,397
Ricoh Co., Ltd.	37,000	819,701
		5,854,098
Semiconductors & Semiconductor Equipment 6.2%
Micronics Japan Co., Ltd.	107,800	3,271,729
Shinko Electric Industries Co., Ltd.	112,400	2,537,312
Sumco Techxiv Corp.	57,700	3,857,774
Tokyo Electron Ltd.	39,500	2,829,003
		12,495,818
Materials 19.5%
Chemicals 10.3%
Hitachi Chemical Co., Ltd.	151,600	3,096,809
JSR Corp.	124,500	2,792,741
Mitsubishi Rayon Co., Ltd.	303,000	1,934,224
Shin-Etsu Chemical Co., Ltd.	51,000	3,696,536
Sumitomo Chemical Co., Ltd.	404,000	3,021,853
Taiyo Ink Manufacturing Co., Ltd.	101,800	2,894,991
Ube Industries Ltd.	1,066,000	3,346,844
		20,783,998
Metals & Mining 9.2%
Dowa Holdings Co., Ltd.	394,000	4,411,620
Godo Steel Ltd.	622,000	2,379,844
Hitachi Metals Ltd.	222,000	2,557,963
JFE Holdings, Inc.	46,100	3,015,628
Kobe Steel Ltd.	607,000	2,216,771
Nippon Steel Corp.	429,000	3,014,102
Osaka Steel Co., Ltd.	62,500	1,067,805
		18,663,733
Telecommunication Services 2.3%
Wireless Telecommunication Services
KDDI Corp.	614	4,746,531
Total Common Stocks (Cost $202,976,750)		202,707,845

Rights 0.1%
Materials
Dowa Holdings Co., Ltd. Expiration Date 1/29/2010* (Cost $0)	270,000	116,179

Cash Equivalents 0.0%
Cash Management QP Trust, 5.32% (a) (Cost $29,795)	29,795	29,795
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $203,006,545)+	100.1	202,853,819
Other Assets and Liabilities, Net	(0.1)	(120,980)
Net Assets	100.0	202,732,839
* Non-income producing security.
+ The cost for federal income tax purposes was $204,747,220. At August 31, 2007, net unrealized depreciation for all securities based on tax cost was $1,893,401. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,308,138 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,201,539.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2007
Assets
Investments: Investments in securities, at value (cost $202,976,750)	$ 202,824,024
Investment in Cash Management QP Trust (cost $29,795)	29,795
Total investments, at value (cost $203,006,545)	202,853,819
Foreign currency, at value (cost $1,619,079)	1,619,778
Receivable for investments sold	6,449,783
Dividends receivable	67,872
Interest receivable	4,177
Receivable for Fund shares sold	363,711
Other assets	24,185
Total assets	211,383,325
Liabilities
Payable for investments purchased	5,955,409
Notes payable	1,450,000
Payable for Fund shares redeemed	805,911
Accrued management fee	147,165
Other accrued expenses and payables	292,001
Total liabilities	8,650,486
Net assets, at value	$ 202,732,839
Net Assets Consist of
Accumulated net investment loss	(18,484)
Net unrealized appreciation (depreciation) on: Investments	(152,726)
Foreign currency	15,330
Accumulated net realized gain (loss)	12,036,237
Paid-in capital	190,852,482
Net assets, at value	$ 202,732,839

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2007 (continued))
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($56,700,776 ÷ 3,816,644 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)	$ 14.86
Maximum offering price per share (100 ÷ 94.25 of $14.86)	$ 15.77

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,674,361 ÷ 798,564 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)
$ 14.62

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($49,029,258 ÷ 3,352,360 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)
$ 14.63
Class S Net Asset Value, offering and redemption price(a) per share ($85,328,444 ÷ 5,717,716 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)	$ 14.92
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $172,960)	$ 2,298,012
Interest — Cash Management QP Trust	178,080
Interest	165
Total Income	2,476,257
Expenses: Management fee	1,806,926
Administration fee	212,580
Services to shareholders	339,896
Distribution service fees	825,759
Custodian fee	108,522
Auditing	72,123
Legal	18,096
Director's fees and expenses	11,069
Reports to shareholders	91,306
Registration fees	92,060
Interest expense	21,849
Other	26,909
Total expenses before expense reductions	3,627,095
Expense reductions	(15,870)
Total expenses after expense reductions	3,611,225
Net investment income (loss)	(1,134,968)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	14,328,802
Foreign currency	(101,490)
14,227,312
Change in net unrealized appreciation (depreciation) on: Investments	(8,154,886)
Foreign currency	16,476
(8,138,410)
Net gain (loss)	6,088,902
Net increase (decrease) in net assets resulting from operations	$ 4,953,934

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2007	2006
Operations: Net investment income (loss)	$ (1,134,968)	$ (997,188)
Net realized gain (loss)	14,227,312	35,892,114
Change in net unrealized appreciation (depreciation)	(8,138,410)	(5,257,799)
Net increase (decrease) in net assets resulting from operations	4,953,934	29,637,127
Distributions to shareholders from: Net realized gains: Class A	(10,473,863)	(5,524,227)
Class B	(2,089,328)	(914,837)
Class C	(8,801,967)	(2,811,838)
Class S	(11,467,649)	(3,593,110)
Fund share transactions: Proceeds from shares sold	103,663,537	199,893,599
Reinvestment of distributions	25,949,493	10,099,071
Cost of shares redeemed	(106,757,623)	(114,097,698)
Redemption fees	10,210	53,877
Net increase (decrease) in net assets from Fund share transactions	22,865,617	95,948,849
Increase (decrease) in net assets	(5,013,256)	112,741,964
Net assets at beginning of period	207,746,095	95,004,131
Net assets at end of period (including accumulated net investment loss of $18,484 and $0, respectively)	$ 202,732,839	$ 207,746,095

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2007	2006[f]	2005[f]	2004[f]	2003[f]
Selected Per Share Data
Net asset value, beginning of period	$ 17.18	$ 14.65	$ 13.67	$ 11.72	$ 10.83
Income (loss) from investment operations: Net investment income (loss)[a]	(.06)	(.06)	(.03)	(.08)	(.07)
Net realized and unrealized gain (loss)	.52	3.79	2.23	2.03	.96
Total from investment operations	.46	3.73	2.20	1.95	.89
Less distributions from: Net realized gains	(2.78)	(1.20)	(1.22)	—	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 14.86	$ 17.18	$ 14.65	$ 13.67	$ 11.72
Total Return (%)[b]	2.66	25.48	16.72	16.65	8.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	70	30	29	10
Ratio of expenses before expense reductions (%)	1.52	1.53	1.79	2.10[c]	2.39[c]
Ratio of expenses after expense reductions (%)	1.52	1.42	1.40	1.40[c]	1.40[c]
Ratio of net investment income (loss) (%)	(.36)	(.37)	(.25)	(.65)	(.70)
Portfolio turnover rate (%)	120	105	60	109[d]	137[e]
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[c] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[d] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
[e] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.
[f] On November 11, 2005, the Fund implemented a .7228027-for-1 reverse stock split. Share and per share information through November 10, 2005 have been updated to reflect the effect of the split. Shareholders received .7228027 shares for every one share owned and net asset value per share increased correspondingly.
* Amount is less than $.005.

Class B Years Ended August 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 17.07	$ 14.66	$ 13.47	$ 11.63	$ 10.83
Income (loss) from investment operations: Net investment income (loss)[a]	(.18)	(.19)	(.17)	(.19)	(.16)
Net realized and unrealized gain (loss)	.51	3.80	2.24	2.03	.96
Total from investment operations	.33	3.61	2.07	1.84	.80
Less distributions from: Net realized gains	(2.78)	(1.20)	(.88)	—	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 14.62	$ 17.07	$ 14.66	$ 13.47	$ 11.63
Total Return (%)[b]	1.82	24.61	15.79	15.82	7.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	14	8	9	3
Ratio of expenses before expense reductions (%)	2.32	2.28	2.54	2.85[c]	3.14[c]
Ratio of expenses after expense reductions (%)	2.31	2.16	2.15	2.15[c]	2.15[c]
Ratio of net investment income (loss) (%)	(1.15)	(1.11)	(1.00)	(1.40)	(1.45)
Portfolio turnover rate (%)	120	105	60	109[d]	137[e]
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[c] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[d] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
[e] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.
* Amount is less than $.005.

Class C Years Ended August 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 17.07	$ 14.66	$ 13.47	$ 11.63	$ 10.82
Income (loss) from investment operations: Net investment income (loss)[a]	(.17)	(.20)	(.17)	(.19)	(.16)
Net realized and unrealized gain (loss)	.51	3.81	2.24	2.03	.97
Total from investment operations	.34	3.61	2.07	1.84	.81
Less distributions from: Net realized gains	(2.78)	(1.20)	(.88)	—	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 14.63	$ 17.07	$ 14.66	$ 13.47	$ 11.63
Total Return (%)[b]	1.89	24.61	15.79	15.82	7.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	59	16	16	1
Ratio of expenses before expense reductions (%)	2.26	2.27	2.54	2.85[c]	3.14[c]
Ratio of expenses after expense reductions (%)	2.25	2.17	2.15	2.15[c]	2.15[c]
Ratio of net investment income (loss) (%)	(1.09)	(1.12)	(1.00)	(1.40)	(1.45)
Portfolio turnover rate (%)	120	105	60	109[d]	137[e]
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[c] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[d] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
[e] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.
* Amount is less than $.005.

Class S Years Ended August 31,	2007	2006[f]	2005[f]	2004[f]	2003[f]
Selected Per Share Data
Net asset value, beginning of period	$ 17.22	$ 14.65	$ 13.63	$ 11.66	$ 10.76
Income (loss) from investment operations: Net investment income (loss)[a]	(.03)	(.01)	.01	(.04)	(.04)
Net realized and unrealized gain (loss)	.51	3.78	2.22	2.01	.95
Total from investment operations	.48	3.77	2.23	1.97	.91
Less distributions from: Net investment income	—	—	—	—	(.01)
Net realized gains	(2.78)	(1.20)	(1.21)	—	—
Total distributions	(2.78)	(1.20)	(1.21)	—	(.01)
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 14.92	$ 17.22	$ 14.65	$ 13.63	$ 11.66
Total Return (%)[b]	2.85	25.81	17.01	16.88	8.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	85	65	41	38	46
Ratio of expenses before expense reductions (%)	1.37	1.28	1.54	1.85[c]	2.14[c]
Ratio of expenses after expense reductions (%)	1.37	1.16	1.15	1.15[c]	1.15[c]
Ratio of net investment income (loss) (%)	(.21)	(.11)	.00	(.40)	(.45)
Portfolio turnover rate (%)	120	105	60	109[d]	137[e]
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[d] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
[e] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.
[f] On November 11, 2005, the Fund implemented a .72649047-for-1 reverse stock split. Share and per share information through November 10, 2005 have been updated to reflect the effect of the split. Shareholders received .72649047 shares for every one share owned and net asset value per share increased correspondingly.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Japan Equity Fund (the "Fund") is a diversified series of DWS Investors Funds, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation. On August 20, 2004, the Japanese Equity master-feeder structure was dissolved and converted to a stand-alone fund. Certain ratio results from activity prior to this conversion are included in the Financial Highlights.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day that both the New York Stock Exchange and the Tokyo Stock Exchange are open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, recognition of certain foreign currency gains (losses) as ordinary income (loss), investments in passive foreign investment companies, net investment loss and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 1,719,390
Undistributed net long-term capital gains	$ 11,987,755
Unrealized appreciation (depreciation) on investments	$ (1,893,401)

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended August 31,
	2007	2006
Distributions from ordinary income*	$ 12,316,291	$ 1,014,704
Distributions from long-term capital gains	$ 20,516,516	$ 11,829,308
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. For the period from September 1, 2006 through March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $251,630,236 and $259,858,521, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund. Prior to January 1, 2007, Deutsche Asset Management Inc. ("DAMI"), an indirect wholly owned subsidiary of Deutsche Bank AG, was the Advisor for the Fund. Effective January 1, 2007, DAMI merged with DIMA. The Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new investment management agreement is identical in substance to the current investment management agreement for the Fund, except for the named investment advisor.

Management Agreement. Under the Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Deutsche Asset Management (Japan) Limited ("DeAMJ"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.850%
Next $500 million of such net assets	.835%
Next $1.0 billion of such net assets	.820%
Over $2.0 billion of such net assets	.805%

Accordingly, for the year ended August 31, 2007, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.850% of the Fund's average daily net assets.

For the period from September 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.40%
Class B	2.15%
Class C	2.15%
Class S	1.15%

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2007, the Advisor received an Administration Fee of $212,580, of which $17,403 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2007
Class A	$ 53,616	$ 6,209	$ 6,684
Class B	13,984	1,451	1,842
Class C	24,757	3,738	3,110
Class S	49,882	4,472	6,813
	$ 142,239	$ 15,870	$ 18,449

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2007
Class B	96,750	7,364
Class C	410,002	31,624
	$ 506,752	$ 38,988

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2007	Annual Effective Rate
Class A	$ 162,503	$ 14,476.24%
Class B	30,649	2,559.24%
Class C	125,855	9,307.23%
	$ 319,007	$ 26,342

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2007 aggregated $32,656.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2007, the CDSC for Class B and C shares aggregated $39,145 and $47,532, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2007, DWS-SDI received $4,135 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $49,758, of which $23,669 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2007		Year Ended August 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,018,753	$ 31,460,991	5,576,403*	$ 94,642,123
Class B	145,643	2,235,061	710,744	12,339,777
Class C	1,319,846	20,246,272	3,091,762	53,315,505
Class S	3,189,596	49,721,213	2,256,585*	39,596,194
		$ 103,663,537		$ 199,893,599
Shares issued to shareholders in reinvestment of distributions
Class A	484,532	$ 7,205,001	232,732*	$ 3,993,681
Class B	98,849	1,454,078	33,377	572,078
Class C	409,060	6,017,275	117,852	2,019,989
Class S	755,572	11,273,139	204,620*	3,513,323
		$ 25,949,493		$ 10,099,071
Shares redeemed
Class A	(2,757,995)	$ (43,201,882)	(3,777,363)*	$ (65,395,941)
Class B	(251,658)	(3,917,151)	(505,995)	(8,838,195)
Class C	(1,831,026)	(28,386,735)	(817,402)	(13,932,715)
Class S	(2,004,894)	(31,251,855)	(1,499,807)*	(25,930,847)
		$ (106,757,623)		$ (114,097,698)
Redemption fees		$ 10,210		$ 53,877
Net increase (decrease)
Class A	(254,710)	$ (4,528,779)	2,031,772*	$ 33,272,350
Class B	(7,166)	(227,974)	238,126	4,082,954
Class C	(102,120)	(2,122,776)	2,392,212	41,409,563
Class S	1,940,274	29,745,146	961,398*	17,183,982
		$ 22,865,617		$ 95,948,849
* Share activity through November 10, 2005 has been adjusted to reflect the effects of a reverse stock split effective November 15, 2005. See Note H.

E. Investing in Foreign Securities

The Fund invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies, future adverse political and economic developments, lack of liquidity and greater volatility in market prices.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At August 31, 2007, the Fund had a $1,450,000 outstanding loan. Interest expense incurred on the borrowing was $21,849 for the year ended August 31, 2007. The average dollar amount of the borrowings was $3,234,783, the weighted average interest rage on these borrowings was 5.36% and the Fund had a loan outstanding for forty-six days throughout the period.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

H. Reverse Stock Split

On November 11, 2005, the Fund implemented a reverse stock split for the following Classes:

Class A	.72280270 shares for 1 share
Class S	.72649047 shares for 1 share

This action enabled the Fund to bring the net asset value per share of its various classes into closer alignment, without adversely affecting current shareholders. Each reverse stock split had no impact on the overall value of a shareholder's investment in the Fund. Capital share activity referenced in Note D, Share Transactions and per share data in the Financial Highlights tables have been updated to reflect the reverse stock split.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Investors Funds, Inc. and the Shareholders of DWS Japan Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Japan Equity Fund (the "Fund") at August 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 25, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $1.74 per share from net long-term capital gains during its year ended August 31, 2007, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $13,187,000 as capital gain dividends for its year ended August 31, 2007, of which 100% represents 15% rate gains.

The Fund paid foreign taxes of $172,960 and earned $172,960 of foreign source income during the year ended August 31, 2007. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.01 per share as foreign taxes paid and $.01 per share as income earned from foreign sources for the year ended August 31, 2007.

For federal Income tax purposes, the Fund designates $2,528,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of August 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		77
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	77
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	77
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	77
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	77
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	77
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	77
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	77
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	77
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	77
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	77
Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		75
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	83
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	FJEAX	FJEBX	FJECX	FJESX
CUSIP Number	23339K 109	23339K 208	23339K 307	23339K 406
Fund Number	460	660	760	2369

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, August 31, 2007, DWS Japan Equity Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS JAPAN EQUITY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$62,500	$0	$0	$0
2006	$58,100	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$98,500	$25,000	$0
2006	$115,500	$73,180	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$0	$25,000
2006	$0	$73,180	$15,000	$88,180

All other engagement fees were billed for services in connection with industry updates for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Japan Equity Fund, a series of DWS Investors Funds, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Japan Equity Fund, a series of DWS Investors Funds, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	October 29, 2007